SECURIAN AM MANAGED VOLATILITY EQUITY FUND

SCHEDULE OF INVESTMENTS
MAY 31, 2020 (UNAUDITED)

			Fair
		Shares	Value
EXCHANGE TRADED FUNDS - 93.3%
iShares Core High Dividend Fund (a)		80,937	$6,791,423
iShares MSCI EAFE Minimum Volatility Fund (b)		144,846	9,578,666
iShares MSCI Emerging Markets Minimum Volatility Fund		45,086	2,305,247
iShares MSCI Germany Fund		65,796	1,696,879
iShares MSCI USA Minimum Volatility Fund (a)(b)		191,564	11,804,174
iShares Short Maturity Bond Fund		36,125	1,796,135
Total Exchange Traded Funds
(Cost $27,795,436)			33,972,524

	Contracts	Notional
PURCHASED PUT OPTIONS - 0.1%
CBOE S&P 500 Index (c)
Expiration: June 2020, Exercise Price: $2,715	11	$2,986,500	55
Expiration: June 2020, Exercise Price: $2,710	8	2,168,000	220
Expiration: June 2020, Exercise Price: $2,600	8	2,080,000	320
Expiration: July 2020, Exercise Price: $2,450	8	1,960,000	9,800
Expiration: July 2020, Exercise Price: $2,520	8	2,016,000	12,440
Expiration: July 2020, Exercise Price: $2,600	8	2,080,000	16,520
			39,355
CBOE VIX Index
Expiration: June 2020, Exercise Price: $25	161	402,500	16,905
Total Purchased Put Options
(Cost $211,130)			56,260
		Shares
SHORT-TERM INVESTMENT - 2.0%
First American Government Obligations Fund, Class X, 0.09% (d)
(Cost $716,285)		716,285	716,285
Total Investments - 95.4%
(Cost $28,722,851)			34,745,069
Other Assets and Liabilities, Net - 4.6%			1,680,963
Total Net Assets - 100.0%			$36,426,032

(a)	This security is designated as collateral for futures contracts. As of May 31, 2020, the fair value of the collateral was $18,595,597.
(b)
Fair value of this security exceeds 25% of the Fund's net assets.  Additional information for this security, including the financial statements, is available from the SEC's EDGAR database at www.sec.gov.

(c)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(d)	The rate shown is the annualized seven day effective yield as of May 31, 2020.

Schedule of Open Futures Contracts

Futures Contracts Sold
Description	Number of Contracts Sold	Expiration Date	Notional Amount	Fair Value	Unrealized Depreciation
E-mini S&P 500 Index	115	June 2020	$17,491,500	$(22,425)	$(2,840,863)

Schedule of Written Options
Description	Call/Put	Contracts Written	Expiration Date	Notional Amount	Exercise Price	Fair Value
CBOE S&P 500 Index* (Premiums received $8,655)	Put	11	June 2020	$3,201,000	$2,910	$385
CBOE S&P 500 Index* (Premiums received $7,661)	Put	8	June 2020	2,320,000	2,900	1,720
CBOE S&P 500 Index* (Premiums received $8,342)	Put	8	June 2020	2,292,000	2,865	8,342
CBOE S&P 500 Index* (Premiums received $8,566)	Put	8	July 2020	1,616,000	2,020	2,680
CBOE S&P 500 Index* (Premiums received $10,744)	Put	8	July 2020	1,672,000	2,090	3,240
CBOE S&P 500 Index* (Premiums received $14,164)	Put	8	July 2020	1,736,000	2,170	4,040
						$20,407

* Held in connection with purchased option contracts. See Schedule of Investments for further information.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of May 31, 2020:

	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$33,972,524	$-	$-	$33,972,524
Short-Term Investment	716,285	-	-	716,285
Purchased Put Options	56,260	-	-	56,260
Total Investments in Securities	$34,745,069	$-	$-	$34,745,069

As of May 31, 2020, the Fund's investments in other financial instruments* were classified as follows:
Short Futures Contracts	$(2,840,863)	$-	$-	$(2,840,863)
Written Put Options	20,407	-	-	20,407
Total Other Financial Instruments	$(2,820,456)	$-	$-	$(2,820,456)

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments such as futures and written options which are presented at the unrealized appreciation/depreciation on the instrument.

Refer to the Schedule of Investments for further information on the classification of investments.